SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 28, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)


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Item 5. Other Events and Regulation FD Disclosure.

     On August 28, 2003, United Pan-Europe Communications N.V. (the "Company") announced that at the Extraordinary General Meeting held on August 28, 2003, the required absolute majority of shareholders of the Company voted in favor of a proposed amendment to the Company's articles of association to allow holders of the Company's ordinary shares C to convert one or more of their ordinary shares C into the Company's ordinary shares A on a one-for-one basis. The purpose of the conversion is to facilitate the delisting of the ordinary shares A from the Euronext Amsterdam Stock Exchange ("AEX"). It is expected that, the last day of trading for the ordinary shares A (ticker symbol "UPC") on the AEX will be September 4, 2003.

     The full text of the press release announcing the amendment to the articles of association (the "Press Release") is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

     This Current Report on Form 8-K (this "Report") and the Press Release contain forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management's beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, many of which are beyond the Company's control. The Company's actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These forward-looking statements relate to the Company's future plans, objectives, expectations and intentions. These forward-looking statements may be identified by the use of words such as "believes," "expects," "may," "will," "would," "should," "seeks," "pro forma," "anticipates" and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the ability of the Company to restructure its outstanding indebtedness on a satisfactory and timely basis and the ability of the Company to consummate the Plan of Reorganization under the U.S. Bankruptcy Code and the Akkoord under the Dutch Bankruptcy Code, as well as other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report or the Press Release.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit Number    Description

             99.1          Press Release of United Pan-Europe  Communications
                           N.V.   dated  August  28,  2003,   announcing  the
                           amendment to the Articles of Association

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                By:  /s/ Anton M. Tuijten
                                   --------------------------------------------
                                   Name:    Anton M. Tuijten
                                   Title:   Member of the Board of Management
                                              and General Counsel



Date:  August 29, 2003

                                  EXHIBIT INDEX

          Exhibit Number            Description

             99.1          Press Release of United Pan-Europe  Communications
                           N.V.   dated  August  28,  2003,   announcing  the
                           amendment to the Articles of Association